UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 9, 2011

ENTREMED, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9640 Medical Center Drive
Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   EntreMed, Inc. (the “Company”) held its 2011 annual meeting of stockholders (the “Annual Meeting”) on June 9, 2011.   At the Annual Meeting, the Company’s stockholders approved the Company’s 2011 Long-Term Incentive Plan (the “2011 Plan”).

Under the 2011 Plan, an aggregate of 835,341 shares of the Company’s common stock will initially be available for grants and awards, which amount includes 135,341 shares remaining under the Company’s 2001 Long-Term Incentive Plan (the “2001 Plan”).  As of May 14, 2011, the Company ceased issuing awards under the 2001 Plan. The Company’s executive officers and directors are eligible to receive awards under the 2011 Plan in accordance with the terms and conditions set forth therein.   A copy of the 2011 Plan was filed with the Securities and Exchange Commission on April 28, 2011 as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A  (the “Proxy Statement”) for the Annual Meeting and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and approved five proposals, each of which is described in more detail in the Proxy Statement.  The following is a brief description of each matter voted upon at the Annual Meeting, and the final voting results for each matter, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Election of Directors.  Each of Jennie C. Hunter-Cevera, PhD and Mark C.M. Randall were elected to serve as a member of the board of directors for a term expiring at the annual meeting of stockholders to be held in 2014 and until his or her successor is duly elected and qualified, as follows:

Director	FOR	WITHHELD	BROKER NON-VOTES
Jennie C. Hunter-Cevera, PhD	5,102,117	80,576	5,458,470
Mark C.M. Randall	5,114,490	68,203	5,458,470

Approval of the 2011 Long-Term Incentive Plan.   The stockholders voted to approve the 2011 Plan, as follows:

FOR	5,013,329
AGAINST	159,905
ABSTAIN	9,459
BROKER NON-VOTES	5,458,470

Ratify Independent Registered Public Accountants.  The stockholders ratified the appointment of Reznick Group, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, as follows:

FOR	10,303,316
AGAINST	233,480
ABSTAIN	104,367

Advisory Vote Approving the Compensation Paid to our Named Executive Officers.  The stockholders voted to approve, on an advisory (non-binding) basis the compensation paid to our named executive officers as described in the Proxy Statement, as follows:

FOR	5,059,414
AGAINST	107,964
ABSTAIN	15,315
BROKER NON-VOTES	5,458,470

Advisory Recommendation of Frequency of Executive Compensation Votes. The stockholders voted to recommend that the advisory (non-binding) vote on the compensation paid to our named executive officers be put forth to stockholders every three years, as follows:

1-YEAR	1,083,873
2-YEARS	123,353
3-YEARS	3,954,015
ABSTAIN	21,452
BROKER NON-VOTES	5,458,470

In accordance with the stockholder voting results, in which every “Three Years” received the highest number of votes cast on the frequency proposal, and the Board of Directors’ recommendation in the Proxy Statement, our Board of Directors determined subsequent to the Annual Meeting that future stockholder advisory (non-binding) votes on executive compensation will occur every three years.  Accordingly, the next stockholder advisory (non-binding) vote on executive compensation will be held at the 2014 annual meeting of stockholders.  A stockholder advisory vote on the frequency of stockholder advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

10.1	EntreMed, Inc. 2011 Long-Term Incentive Plan (previously filed with, and incorporated herein by reference to, the Company’s Definitive Proxy Statement filed on April 28, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.

/s/ Cynthia W. Hu

Cynthia W. Hu
Chief Operating Officer, General Counsel & Secretary

Date:  June 10, 2011